SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(date of earliest event reported):

August 3, 2004

TRI-STATE 1ST BANC, INC.

(Exact name of registrant as specified in its charter)

OHIO	000-32489	34-1824708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16924 St. Clair Avenue, East Liverpool, Ohio	43920
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: 330-385-9200

Former name or former address, if changed, since last report: Not Applicable

Item 7. Financial Statements and Exhibits

Exhibits

99.1	Press Release

Item 12. Results of Operations and Financial Condition

On August 3, 2004, Tri-State 1st Banc, Inc. (the “Company”) issued a press release entitled, “Tri-State 1st Banc Reports Second Quarter Earnings.”

The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(c) SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tri-State 1st Banc, Inc.
(Registrant)

Date: August 3, 2004	By:	/s/ Charles B. Lang
Charles B. Lang,
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release